Exhibit 99.1

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the “Agreement”), effective as of [            ], 2011 (the “Effective Date”), is entered into by and between Guidance Software, Inc., a Delaware corporation (the “Company”), and Victor Limongelli (“Executive”). This Agreement amends and restates in its entirety that certain Employment Agreement, effective as of December 6, 2007, by and between the Company and Executive (the “Original Agreement”);

WHEREAS, the parties previously entered into the Original Agreement, which set forth the terms of Executive’s employment with the Company; and

WHEREAS, the parties now desire to amend and restate the Original Agreement on the terms and subject to the conditions set forth herein, and to supersede the Original Agreement in all respects effective as of the Effective Date.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Position, Duties and Responsibilities.

(a) Position. During the period of Executive’s employment with the Company hereunder (the “Employment Period”), the Company shall employ Executive, and Executive hereby agrees to serve the Company, as President and Chief Executive Officer of the Company. Executive shall perform such employment duties as are usual and customary for such position and shall report to the Board of Directors of the Company (the “Board”). Executive shall devote his best efforts and his full business time and attention to the performance of services hereunder for the Company and its subsidiaries and affiliates and as may reasonably be requested by the Board. At the Company’s request, Executive shall serve the

Company and/or its subsidiaries and affiliates in such other capacities in addition to the foregoing as the Company shall designate, provided that such additional capacities are consistent with Executive’s position as President and Chief Executive Officer of the Company. In the event that Executive serves in any one or more of such additional capacities, Executive’s compensation will not be increased on account of such additional service beyond that specified in this Agreement.

(b) Board Member. To the extent permitted by applicable law and the Company’s bylaws and other governing documents, during the Employment Period, the Company shall, at each annual meeting of the Company’s stockholders at which Executive’s term as a director would otherwise expire, nominate Executive to serve as a member of the Board.

(c) Place of Employment. During the Employment Period, Executive shall perform the services required by this Agreement at the Company’s principal place of business, currently located at 215 N. Marengo Avenue, Pasadena, CA 91101. Notwithstanding the foregoing, the Company may from time to time require Executive to travel temporarily to other locations on the Company’s business.

(d) Exclusivity. Except with the prior written approval of the Board (which the Board may grant or withhold in its sole and absolute discretion), during the Employment Period, Executive shall devote his entire working time, attention and energies to the business of the Company and will not (i) accept any other employment or consultancy, (ii) serve on the board of directors or similar body of any other entity, or (iii) engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place him in a competing position to, that of the Company or any of its subsidiaries or affiliates; provided, however, that nothing in this Agreement shall limit Executive’s ability to provide services to or participate in non-profit, charitable or civic organizations or to manage personal investments to the extent that such activities do not materially interfere with Executive’s performance of his duties hereunder.

2. Compensation and Related Matters.

(a) Salary. During the period from the Effective Date until March 31, 2011, the Company shall pay Executive an annual base salary equal to $350,000 per year. Effective as of April 1, 2011, during the Employment Period, the Company shall pay Executive an annual base salary of at least $395,000 per year. Executive’s base salary shall be paid to Executive in accordance with the Company’s standard payroll practices (e.g., timing of payments and standard employee deductions, such as income tax withholdings, social security, etc.). The Board, or a committee thereof, shall review Executive’s base salary on an annual basis and may in its discretion increase his base salary as it deems appropriate.

(b) Bonuses. During the Employment Period, in addition to the base salary set forth above, Executive shall be eligible to participate in the Company’s annual incentive bonus plan applicable to the Company’s senior executive officers. The amount of Executive’s annual bonus (the “Annual Bonus”) will be based on the attainment of performance criteria established by the Board or the compensation committee of the Board (the “Compensation Committee”) after consultation with Executive and evaluated by the Board or the Compensation Committee in accordance with the terms of such bonus plan as in effect from time to time, provided that Executive’s target Annual Bonus shall be one hundred (100%) of Executive’s annual base salary in effect on the last day of the year of performance (or such higher amount as may be determined by the Board), prorated for any partial year of service in which an Annual Bonus is earned. Any Annual Bonus that becomes payable to Executive shall be paid to Executive after January 1, but no later than March 15, of the year immediately following the calendar year to which such Annual Bonus relates. Notwithstanding the foregoing, in the event that the Company is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under United States securities laws for any period(s) during the Employment Period, Executive shall, within 30 days following notification by the Company, repay to the Company the aggregate amount of any Annual Bonuses and other incentive bonuses paid to Executive with respect to such period(s).

(c) Other Benefits. During the Employment Period, Executive shall be eligible to participate in all savings and retirement plans, and all group welfare benefit plans (including, if applicable, medical, dental, disability, employee life, group life and accidental death insurance plans and programs) maintained by the Company from time to time which are applicable to the Company’s senior executive officers, subject to the terms and conditions of such plans. Notwithstanding the foregoing, nothing herein is intended, or shall be construed to require the Company to institute or continue any, or any particular, plan or benefits.

(d) Business Expenses. The Company shall reimburse Executive for reasonable business expenses actually incurred by Executive in connection with the conduct of the Company’s business upon presentation of sufficient evidence of such expenditures consistent with the Company’s policies as in effect from time to time. To the extent that any such expenses are deemed to constitute compensation to Executive, such expenses shall be reimbursed no later than December 31 of the year following the year in which the expense was incurred. The amount of any such expenses reimbursed in one year shall not affect the amount eligible for reimbursement in any subsequent year and Executive’s right to reimbursement of any such expenses shall not be subject to liquidation or exchange for any other benefit.

(e) Vacation, Etc.. During the Employment Period, Executive shall be entitled to vacation (but in no event less than three (3) weeks per year), sick leave, holidays and other paid time-off benefits provided by the Company from time to time which are applicable to the Company’s senior executive officers.

(f) Fringe Benefits. During the Employment Period, Executive shall be eligible to receive such fringe benefits and perquisites as are provided by the Company to its senior executive officers from time to time, in accordance with the policies, practices and procedures of the Company.

(g) Equity Awards. The parties hereby acknowledge and agree that the Company has granted Executive certain stock options and restricted shares of Company common stock in satisfaction of the Company’s obligation under the Original Agreement to grant such awards. Executive shall be eligible to receive additional equity awards in the future as the Board or the Compensation Committee deems appropriate in its sole and absolute discretion.

3. At-Will Employment. Executive’s employment with the Company is “at-will,” and, subject to the terms and conditions of this Agreement, either Executive or the Company may terminate Executive’s employment at any time and for any reason (or for no reason). This at-will employment relationship cannot be changed, modified, rescinded or superseded except pursuant to a writing signed by Executive and an authorized representative of the Company. However, as described in Section 5 below, Executive may be entitled to certain severance payments and benefits in connection with certain terminations of his employment.

4. Termination. Executive’s employment hereunder shall be terminated, or may be terminated, as the case may be, under the following circumstances:

(a) Death. Executive’s employment hereunder shall automatically terminate upon his death.

(b) Disability. Executive’s employment hereunder shall terminate upon his physical or mental disability or infirmity which would entitle Executive to disability benefits under the Company’s long-term disability plan applicable to senior executives.

(c) Cause. The Company may terminate Executive’s employment hereunder for Cause. For purposes of this Agreement, “Cause” shall mean (i) Executive’s material breach of any of the terms of this Agreement or any confidentiality, non-compete or similar agreement with the Company, which breach, if capable of cure, shall continue after the expiration of a cure period of 30 days following receipt of written notice from the Company, (ii) Executive’s commission of a felony or a crime involving moral turpitude, (iii) Executive’s commission of an act of fraud, embezzlement or dishonesty involving or relating to the Company or its subsidiaries or affiliates or which otherwise adversely affects the Company’s business or reputation, or (iv) Executive’s intentional misconduct in the performance of his duties or habitual or deliberate neglect of the performance of his duties, including without limitation, his failure or refusal to carry out any proper direction by the Board with respect to the services to be rendered by him or the manner of rendering such services, which misconduct or neglect, if capable of cure, shall continue after the expiration of a cure period of 30 days following receipt of written notice from the Company.

(d) Non-Cause Termination. Subject to Section 5(c) below, the Company may terminate Executive’s employment hereunder without Cause.

(e) Resignation. Executive may resign his position and terminate his employment with the Company at any time with or without Good Reason by delivery of a written notice of resignation to the Company (the “Notice of Resignation”). In the event of a resignation without Good Reason, the Notice of Resignation shall set forth the date such resignation shall become effective, which date shall, in any event, be at least thirty (30) days and no more than such number of days as the Company may determine following the date the Notice of Resignation is delivered to the Company. For purposes of this Agreement, “Good Reason” means the occurrence of any of the following without the prior consent of Executive:

(i) a reduction by the Company of Executive’s then current annual base salary or target annual bonus;

(ii) a material adverse change by the Company in Executive’s title, position, authority, duties or responsibilities;

(iii) prior to an Acquisition, the Company requiring Executive to report to any person other than the Board;

(iv) a change by the Company in Executive’s principal place of employment to a location more than 30 miles from the Company’s offices in Pasadena, California; or

(v) a material breach by the Company or any successor of any provision of this Agreement, other than a breach of Section 1(b) above.

provided, however, that a change in Executive’s title, position, authority, duties, responsibilities or reporting relationship which results solely by virtue of the Company ceasing to be a publicly-held corporation or by virtue of the Company becoming a subsidiary of another entity, shall not, in and of itself, constitute Good Reason for purposes of this Agreement (provided that, in the event that the Company ceases to be publicly-held but is not acquired, Executive remains in charge of the Company, or, in the event of an acquisition, Executive remains directly in charge of the portion of the combined company consisting of the Company’s business).

Notwithstanding the foregoing, Executive’s resignation shall only constitute a resignation for Good Reason hereunder if (x) Executive provides the Company with a Notice of Resignation setting forth the specific facts or circumstances constituting Good Reason within thirty (30) days after the initial existence of such facts or circumstances (or, if later, such time as Executive first knows or reasonably should have known of such facts or circumstances), (y) the Company has failed to cure such facts or circumstances within thirty (30) days after receipt of such notice, and (z) the date of Executive’s termination of employment occurs no later than ninety (90) days after the initial occurrence of the event constituting Good Reason (or, if later, such time as Executive first knows or reasonably should have known of such occurrence).

5. Obligations upon Termination.

(a) Executive’s Termination Obligations.

(i) Executive hereby acknowledges and agrees that all Personal Property and equipment furnished to, or prepared by, Executive in the course of, or incident to, his employment, belongs to the Company and shall be promptly returned to the Company upon termination of his employment. For purposes of this Agreement, “Personal Property” includes, without limitation, all books, manuals, records, reports, notes, contracts, lists, blueprints, and other documents, or materials, or copies thereof (including computer files), and all other proprietary information relating to the business of the Company or its subsidiaries or affiliates. Following termination, Executive shall not retain any written or other tangible material containing any proprietary information of the Company or its subsidiaries or affiliates.

(ii) Upon termination of the Employment Period for any reason, Executive shall be deemed to have resigned from all offices and directorships, if any, then held with the Company or any subsidiary or affiliate, and, at the Company’s request, Executive shall execute such documents as are necessary or desirable to effectuate such resignations.

(iii) The representations and warranties contained herein and Executive’s obligations under Subsection 5(a)(i), and Section 7 shall survive the termination of Executive’s employment and the termination of this Agreement.

(b) Payments of Accrued Obligations Upon Termination of Employment. In the event of Executive’s termination of employment with the Company for any reason, the Company shall pay Executive or Executive’s estate or legal representative (as applicable) (i) all unpaid salary and unpaid vacation accrued by Executive through the date of termination, (ii) any accrued, unpaid bonuses for any fiscal year of the Company ended prior to the date of termination, and (iii) any unreimbursed business expenses incurred by Executive, in accordance with Company policy for senior executives, prior the date of termination (the “Accrued Obligations”).

(c) Severance upon Termination Without Cause or for Good Reason. In the event that Executive incurs a “separation from service” from the Company (within the meaning of Section 409A(a)(2)(A)(i) of the Code and Treasury Regulation Section 1.409A-1(h)) (a “Separation from Service”) by reason of a termination of Executive’s employment by the Company without Cause or by Executive for Good Reason, and Executive executes a general release of claims (the “Release”) substantially in the form attached hereto as Exhibit A within twenty-one (21) days after the date of such termination (the “Termination Date”) and does not revoke such Release, then, in addition to the Accrued Obligations, the Company shall:

(x) pay Executive a lump-sum cash amount (the “Severance Payment”) equal to the sum of (A) Executive’s annual base salary as in effect on the Termination Date, plus (B) Executive’s then-current target annual bonus (based on Executive’s annual base salary rate as in effect on the Termination Date). The Company shall pay the Severance Payment to Executive within forty-five (45) days after Executive’s Separation from Service; and

(y) at the Company’s expense, provide continued group healthcare coverage for Executive and his eligible dependents until the earlier of twelve (12) months following the Termination Date or such time as Executive and his eligible dependents are covered under another employer’s group health plan without exclusion for any pre-existing medical condition (other than any pre-existing condition that limited Executive’s or his eligible dependents’ eligibility under the Company’s group health plan immediately prior to Executive’s termination), provided that Executive properly elects continuation healthcare coverage under Section 4980B of the Code and the regulations thereunder; following such continuation period, any further continuation of such coverage under applicable law shall be at Executive’s sole expense.

(d) Six-Month Delay. Notwithstanding anything to the contrary in this Agreement, no compensation or benefits, including without limitation any severance payments or benefits payable under this Section 5, shall be paid to Executive prior to the earlier of (i) the expiration of the six (6)-month period following his Separation from Service or (ii) the date of Executive’s death, to the extent that paying such amounts at the time or times indicated in this Agreement would result in a prohibited distribution under Section 409A(a)(2)(b)(i) of the Code. If the payment of any such amounts is delayed as a result of the previous sentence, then on the first day following the end of such six-month period, the Company shall pay Executive a lump-sum amount equal to the cumulative amount that would have otherwise been payable to Executive during such six-month period.

(e) Incentive Awards. In the event of a termination of Executive’s employment for any reason or in the event of an Acquisition or other corporate transaction involving the Company, any stock options, restricted stock and other equity-based incentive awards held by Executive shall be governed by and subject to the terms and conditions of the applicable award agreements evidencing such awards and any governing incentive award plans or programs (together, the “Incentive Award Documents”), including, without limitation, any terms relating to accelerated vesting or changes in the vesting conditions of such awards.

(f) No Other Payments. Except as expressly provided in Sections 5(b) and (c) above or in applicable Incentive Award Documents, upon Executive’s termination of employment with the Company, Executive shall have no rights to any payments or benefits in connection with Executive’s employment with the Company or the termination thereof, other than those expressly required under applicable law (e.g., COBRA). In the event of a termination of Executive’s employment with the Company, Executive’s sole and exclusive remedy shall be to receive the payments and benefits described in this Section 5 and applicable Incentive Award Documents.

6. Attorneys Fees. The Company shall promptly pay or reimburse Executive for attorneys fees actually incurred by Executive in connection with the negotiation and drafting of this Agreement. The Company shall pay or reimburse such attorneys fees only to the extent that such fees are incurred by Executive on or prior to the Effective Date. The attorneys fees paid to or for the benefit of Executive for any taxable year of Executive shall not affect the attorneys fees paid to or for the benefit of Executive for any other taxable year of Executive. Executive’s right to payment or reimbursement of attorneys fees shall not be subject to liquidation or exchange for any other benefit.

7. Executive Covenants.

(a) Confidentiality. As a condition of Executive’s employment with the Company, Executive agrees that during the term of such employment and any time thereafter, except as is required in connection with Executive’s services rendered for the Company, Executive will not directly or indirectly disclose or appropriate to his own use, or the use of any third party, any trade secret or confidential or proprietary information concerning the Company or its subsidiaries or affiliates or their businesses, whether or not developed by Executive, including, without limitation, information with respect to the Company’s operations, processes, products, inventions, business practices, finances, principals, vendors, suppliers, customers, potential customers, marketing methods, costs, prices, contractual relationships, regulatory status, business plans, designs, marketing or other business strategies, compensation paid to employees or other terms of employment, or deliver to any person, firm, corporation or other entity any document, record, notebook, computer program or similar repository of or containing any such confidential or proprietary information or trade secrets. The Company and Executive stipulate and agree that as between them the foregoing matters are important, material and confidential proprietary information and trade secrets and affect the successful conduct of the businesses of the Company (and any successor or assignee of the Company).

(b) Covenant Not to Solicit Employees. Executive agrees that during his employment with the Company and for a period of one year thereafter, he will not, directly or indirectly, solicit, induce or encourage any employee of the Company or its subsidiaries or affiliates to terminate such employee’s relationship therewith.

(c) Covenant Not to Solicit Customers. Executive agrees that during his employment with the Company and thereafter, he will not use any trade secret of the Company or its subsidiaries or affiliates to solicit, induce, or encourage any customer, client, vendor, or other party doing business with the Company or its subsidiaries or affiliates to terminate its relationship therewith or transfer its business from the Company or its subsidiaries or affiliates.

(d) Injunctive Relief and Enforcement. Executive hereby acknowledges that irreparable injury will result to the Company in the event of a breach by Executive of his obligations under Section 5(a)(i) or this Section 7, that monetary damages for such breach would not be readily calculable, and that the Company would not have an adequate remedy at law therefor. Executive further acknowledges, consents and agrees that in the event of breach or threatened breach by Executive of the terms of such Sections, the Company shall be entitled to damages for any such breach and/or to specific performance or other injunctive relief to restrain any further violation or threatened violation of such Sections and to exercise such remedies cumulatively or in conjunction with all other rights and remedies provided by law. In addition, in the event that the agreements set forth in such Sections shall be determined by any court of competent jurisdiction to be unenforceable by reason of extending for too great a period of time or over too great a geographical area or by reason of being too extensive in any other respect, each such agreement shall be reformed and interpreted to extend over the maximum period of time for which it may be enforceable and to the maximum extent in all other respects as to which it may be enforceable, and enforced as so interpreted, all as determined by such court in such action.

8. Withholding. All amounts payable under this Agreement shall be subject to reduction to reflect such federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

9. Code Section 409A. Certain payments and benefits under this Agreement may constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (“Section 409A”), the payment of which is intended to comply with Section 409A. To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A. Notwithstanding any provision of this Agreement to the contrary, if at any time Executive and the Company mutually determine that any payments or benefits payable hereunder may be subject to Section 409A, the parties shall work together to adopt such amendments to this Agreement or take any other actions (including amendments or actions with retroactive effect) that the parties determine are necessary or appropriate to (i) exempt such payments and benefits from Section 409A and/or preserve the intended tax treatment of such payments or benefits, or (ii) comply with the requirements of Section 409A.

10. Severability. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

11. Assignment. This Agreement may not be assigned by Executive, but may be assigned by the Company to any subsidiary or affiliate thereof or to successor to its business or assets, and will inure to the benefit and be binding upon any such entities.

12. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

13. Choice of Law . This Agreement (including any claim or controversy arising out of or relating to this Agreement) shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of California (without regard to conflict of law principles that would result in the application of any law other than the law of the State of California).

14. Entire Agreement. As of the Effective Date, this Agreement, together with any Incentive Award Documents, constitutes the final, complete and exclusive agreement between the parties with respect to the subject matter hereof and replaces and supersedes any and all other agreements, termsheets, understandings, offers or promises, whether oral or written, made to Executive by the Company or any representative thereof. Without limiting the generality of the foregoing, (i) Executive acknowledges and agrees that, with respect to Executive, the Guidance Software, Inc. Executive Retention and Severance Plan, adopted on April 20, 2005, and Executive’s participation agreement thereunder, dated April 21, 2005 (collectively, the “ERS Plan”), and all of Executive’s right and interest therein and thereunder, have been superseded and replaced in their entirety by the terms of this Agreement and/or the Original Agreement, as applicable, and (ii) in consideration of the Company’s willingness to enter into this Agreement and to provide Executive the increased compensation set forth herein, (a) Executive forever waives, relinquishes and gives up any and all right, title, claim and interest of any sort in or under the ERS Plan, (b) Executive acknowledges and agrees that the Company does not have any further obligation or liability to Executive with respect to the ERS Plan, and (c) Executive releases and forever discharges the Company and its affiliates from any and all claims, liabilities or actions, whether known or unknown, that Executive now has or may hereafter have arising from or relating to any such obligations or liabilities. This Agreement may not be modified unless in writing and signed by both Executive and a duly authorized representative of the Company.

15. Executive’s Acknowledgment. Executive acknowledges (a) that he has consulted with or has had the opportunity to consult with independent counsel of his own choice concerning this Agreement and has been advised to do so by the Company, and (b) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

GUIDANCE SOFTWARE, INC.

By:

Name:

Title:

EXECUTIVE

Victor Limongelli

EXHIBIT A

GENERAL RELEASE

For a valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned does hereby release and forever discharge the “Releasees” hereunder, consisting of Guidance Software, Inc., a Delaware corporation (the “Company”), and each of its partners, associates, affiliates, successors, heirs, assigns, agents, directors, officers, employees, shareholders, representatives, lawyers, insurers, and all persons acting by, through, under or in concert with them, or any of them, of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs, attorneys’ fees or expenses, of any nature whatsoever, known or unknown, fixed or contingent (hereinafter called “Claims”), which the undersigned now has or may hereafter have against the Releasees, or any of them, by reason of any matter, cause, or thing whatsoever from the beginning of time to the date hereof. The Claims released herein include, without limiting the generality of the foregoing, any Claims in any way arising out of, based upon, or related to the employment or termination from employment of the undersigned by the Releasees, or any of them; any claim for benefits under any stock option or other equity-based incentive plan of the Releasees (or any related agreement to which any Releasee is a party); any alleged breach of any express or implied contract of employment; any alleged torts or other alleged legal restrictions on Releasee’s right to terminate the employment of the undersigned; and any alleged violation of any federal, state or local statute or ordinance including, without limitation, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans With Disabilities Act, and the California Fair Employment and Housing Act. Notwithstanding the foregoing, this Release shall not operate to release any Claims which the undersigned may have to payments or benefits under Section 5 of that certain Amended and Restated Employment Agreement, dated as of [            ], 2011, between the Company and the undersigned.

THE UNDERSIGNED ACKNOWLEDGES THAT HE HAS BEEN ADVISED BY LEGAL COUNSEL AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

THE UNDERSIGNED, BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS HE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

IN ACCORDANCE WITH THE OLDER WORKERS BENEFIT PROTECTION ACT OF 1990, THE UNDERSIGNED IS HEREBY ADVISED AS FOLLOWS:

(1) HE HAS THE RIGHT TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS RELEASE;

(2) HE HAS TWENTY-ONE (21) DAYS TO CONSIDER THIS RELEASE BEFORE SIGNING IT; AND

(3) HE HAS SEVEN (7) DAYS AFTER SIGNING THIS RELEASE TO REVOKE IT, AND THIS RELEASE WILL BECOME EFFECTIVE UPON THE EXPIRATION OF THAT REVOCATION PERIOD.

The undersigned represents and warrants that there has been no assignment or other transfer of any interest in any Claim which he may have against Releasees, or any of them, and the undersigned agrees to indemnify and hold Releasees, and each of them, harmless from any liability, Claims, demands, damages, costs, expenses and attorneys’ fees incurred by Releasees, or any of them, as the result of any such assignment or transfer or any rights or Claims under any such assignment or transfer. It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by the Releasees against the undersigned under this indemnity.

The undersigned agrees that if he hereafter commences any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against Releasees, or any of them, any of the Claims released hereunder, then the undersigned agrees to pay to Releasees, and each of them, in addition to any other damages caused to Releasees thereby, all attorneys fees incurred by Releasees in defending or otherwise responding to said suit or Claim; provided, however, that the undersigned shall not be obligated to pay the Releasees’ attorneys fees to the extent such fees are attributable to claims under the Age Discrimination in Employment Act or a challenge to the validity of the release of claims under the Age Discrimination in Employment Act.

The undersigned further understands and agrees that neither the payment of any sum of money nor the execution of this Release shall constitute or be construed as an admission of any liability whatsoever by the Releasees, or any of them, who have consistently taken the position that they have no liability whatsoever to the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this Release this      day of         ,         .

Victor Limongelli